Prime Credit Card Master Trust					15-Jun-05
					09:49 AM
Settlement Statement
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Distribution Date:					15-Jun-05

Monthly Period:		May 2005
		01-May-05
		28-May-05

(i) Collections					$410,534,399
Finance Charge					43,694,622
Principal					366,839,777

(ii) Investor Percentage - Principal Collections					28-May-05

	Series 2000-1				21.1%
	A				17.7%
	B				1.7%
	C				1.7%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				21.1%
	A				17.7%
	B				1.7%
	C				1.7%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Jun-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Jun-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Jun-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,545,965.54
	A				$2,138,568.28
	B				203,698.63
	C				203,698.63

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			28-May-05		$2,020,929,850.70
Principal Receivables in Trust					$1,939,951,191.58

(xii) Invested Amount			28-May-05

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					10.051%
Finance Charge Receivables Factor					4.007%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.69%	$1,787,700,519
	1-29 days			3.86%	$74,355,130
	30-59 days			0.98%	$18,890,674
	60-89 days			0.64%	$12,372,389
	90-119 days			0.57%	$11,014,865
	120-149 days			0.52%	$10,011,532
	150 days +			0.74%	$14,313,724
	Total			100.00%	$1,928,658,833

	Balance in Principal Funding Account			28-May-05	$66,666,667

Last Updated on 6/15/05
By Federated